                                     EXHIBIT 99.2

    BARRA, INC.
    PRO FORMA CONDENSED COMBINING CONSOLIDATED BALANCE SHEET- AMENDED MARCH 31, 1996
    (IN THOUSANDS)
    UNAUDITED


                                                               HISTORICAL
                                                       --------------------------     PRO FORMA
                                                          BARRA           RCA          COMBINED
                                                       -----------    -----------    -----------
                     ASSETS
Current Assets:
Cash and cash equivalents                                $21,971           $522       $22,493
Accounts receivable-
   Trade, net of allowances for doubtful accounts          8,867          1,811         10,678
   Other, including unbilled revenue                         568          1,989          2,557
Short-term investments                                     3,512                         3,512
Prepaid expenses and other                                   598            206            804
                                                       -----------    -----------    -----------
   Total current assets                                   35,516          4,528         40,044
                                                       -----------    -----------    -----------

Notes receivable                                           1,659                         1,659
                                                       -----------    -----------    -----------
Non-marketable investments                                 7,300                         7,300
                                                       -----------    -----------    -----------
Furniture,equipment and leasehold improvements            10,148          2,632         12,780
Less: accumulated depreciation and amortization           (6,060)        (1,681)        (7,741)
                                                       -----------    -----------    -----------
                                                           4,088            951          5,039
                                                       -----------    -----------    -----------
Deferred tax assets                                        1,584                         1,584
                                                       -----------    -----------    -----------
Computer software, net of amortization                       499                           499
                                                       -----------    -----------    -----------
Intangibles and other assets                               7,295            973          8,268
                                                       -----------    -----------    -----------
                                                         $57,941         $6,452        $64,393
                                                       -----------    -----------    -----------
                                                       -----------    -----------    -----------

        LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Short-term debt                                         $  -             $2,447         $2,447
Accounts payable                                           1,222            713          1,935
Accrued compensation, taxes and other expenses             9,157          1,726         10,883
Unearned revenues                                         11,884            363         12,247
                                                       -----------    -----------    -----------
   Total current liabilities                              22,263          5,249         27,512
                                                       -----------    -----------    -----------

Defered tax liabilities                                    1,187             30          1,217
Long-term debt                                               407            125            532
Other                                                                       254            254
                                                       -----------    -----------    -----------
   Total liabilities                                      23,857          5,658         29,515
                                                       -----------    -----------    -----------

Shareholders' equity:
Preferred stock                                           -              -
Common stock                                              10,548          3,058         13,606
Treasury stock                                                           (1,076)        (1,076)
Retained earnings (accumulated deficit)                   23,520         (1,145)        22,375
Unamortized deferred compensation                                           (43)           (43)
Foreign currency translation adjustment                       16                            16
                                                       -----------    -----------    -----------
   Total shareholders' equity                             34,084            794         34,878
                                                       -----------    -----------    -----------
                                                         $57,941         $6,452        $64,393
                                                       -----------    -----------    -----------
                                                       -----------    -----------    -----------


    BARRA, INC.
    PRO FORMA CONDENSED COMBINING CONSOLIDATED INCOME STATEMENT-AMENDED
    FOR THE YEAR ENDED MARCH 31, 1996 (FOR BARRA) AND DECEMBER 31, 1995 (FOR
    RCA)
    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
    UNAUDITED


                                                          HISTORICAL            PRO FORMA
                                                ----------------------------
                                                    BARRA            RCA         COMBINED
                                                -------------   ------------    -----------
Operating Revenues:
Subscription and related fees                       $54,206     $    -            $54,206
Portfolio System for Institutional Trading            6,826          6,826
Consulting and related fees                                         15,758         15,758
                                                -------------   ------------    -----------
   Total operating revenues                          61,032         15,758         76,790
                                                -------------   ------------    -----------

Operating expenses:
Compensation and benefits                            29,606         10,365         39,971
Other                                                19,392          6,055         25,447
                                                -------------   ------------    -----------
   Total operating expenses                          48,998         16,420         65,418
                                                -------------   ------------    -----------

Operating income (loss)                              12,034           (662)        11,372
Other income (expense), net                             595           (130)           465
                                                -------------   ------------    -----------
Income (loss) before taxes                           12,629           (792)        11,837
Income taxes (benefit)                                5,118            (58)         5,060
                                                -------------   ------------    -----------
Net income (loss)                                    $7,511          ($734)        $6,777
                                                -------------   ------------    -----------
                                                -------------   ------------    -----------

Net income per share:
   Primary                                            $0.90          -              $0.77
   Fully diluted                                      $0.88          -              $0.75

Weighted average common and common
   equivalent shares:
   Primary                                            8,336          -              8,818
   Fully diluted                                      8,553          -              9,034



         BARRA, INC.
         PRO FORMA CONDENSED COMBINING CONSOLIDATED INCOME STATEMENT-AMENDED FOR THE YEAR ENDED MARCH 31, 1995 (FOR BARRA) AND DECEMBER 31, 1994 (FOR RCA)
         (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
         UNAUDITED

                                                  HISTORICAL
                                              ---------------------  PRO FORMA
                                                BARRA        RCA     COMBINED
                                              ---------   ---------  ---------

Operating Revenues:
Subscription and related fees                  $46,670     $   -       $46,670
Portfolio System for Institutional Trading       5,133                   5,133
Consulting and related fees                                 12,437      12,437
                                             ---------   ---------   ---------
    Total operating revenues                    51,803      12,437      64,240
                                             ---------   ---------   ---------
Operating expenses:
Compensation and benefits                       27,209       8,266      35,475
Other                                           17,875       4,382      22,257
                                             ---------   ---------   ---------
    Total operating expenses                    45,084      12,648      57,732
                                             ---------   ---------   ---------

Operating income (loss)                          6,719        (211)      6,508
Other income (expense), net                        412         (21)        391
                                             ---------   ---------   ---------
Income (loss) before taxes                       7,131        (232)      6,899
Income taxes (benefit)                           3,148         (63)      3,085
                                             ---------   ---------   ---------
Net income (loss)                               $3,983       ($169)     $3,814
                                             ---------   ---------   ---------
                                             ---------   ---------   ---------

Net income per share:
    Primary                                      $0.51        -          $0.46
    Fully diluted                                $0.49        -          $0.44

Weighted average common and common
    equivalent shares:
    Primary                                      7,816                   8,297
    Fully diluted                                8,134                   8,615

   BARRA, INC.
   PRO FORMA CONDENSED COMBINING CONSOLIDATED INCOME STATEMENT-AMENDED
   FOR THE YEAR ENDED MARCH 31, 1994 (FOR BARRA) AND DECEMBER 31, 1993 (FOR RCA) (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
   UNAUDITED

                                                    HISTORICAL
                                               --------------------   PRO FORMA
                                                  BARRA       RCA     COMBINED
                                               ----------  --------  ----------
Operating Revenues:
Subscription and related fees                  $40,356    $  -       $40,356
Portfolio System for Institutional Trading       4,480                 4,480
Consulting and related fees                                10,184     10,184
                                               ----------  --------  ----------
    Total operating revenues                    44,836     10,184     55,020
                                               ----------  --------  ----------

Operating expenses:
Compensation and benefits                       21,330      7,244     28,574
Other                                           16,998      2,981     19,979
                                               ----------  --------  ----------
    Total operating expenses                    38,328     10,225     48,553
                                               ----------  --------  ----------

Operating income (loss)                          6,508        (41)     6,467
Other income (expense), net                       (635)        12       (623)
                                               ----------  --------  ----------
Income (loss) before taxes                       5,873        (29)     5,844
Income taxes                                     2,100         13      2,113
                                               ----------  --------  ----------
Net income (loss)                               $3,773       ($42)    $3,731
                                               ----------  --------  ----------
                                               ----------  --------  ----------

Net income per share:
    Primary                                      $0.47                 $0.44
    Fully diluted                                $0.47                 $0.44

Weighted average common and common
    equivalent shares:
    Primary                                      8,012                 8,493
    Fully diluted                                8,012                 8,493